UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

USG Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8864 (Commission File Number)	36-3329400 (IRS Employer Identification No.)

125 South Franklin Street, Chicago, Illinois 60606-4678

(Address of Principal executive offices, including Zip Code)

(312) 606-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
2005 Annual Management Incentive Program
Fourth Amendment to Retirement Plan
Sixth Amendment to Supplemental Retirement Plan

Item 1.01 Entry Into a Material Definitive Agreement.

     On November 9, 2004, the Compensation Committee of the Board of Directors of USG Corporation (the Corporation) approved the Corporation’s 2005 Annual Management Incentive Program. No awards have been granted under the 2005 Annual Management Incentive Program, and the program remains subject to review and change by the Compensation Committee and/or the Board of Directors of the Corporation.

     The Corporation’s executive officers and managers with position values above a specified threshold are eligible for annual incentive cash awards under the provisions of the 2005 Annual Management Incentive Program. Approximately 270 officers and managers are eligible to participate in the Corporation’s annual management incentive program in 2004.

     Fifty percent of the participant’s target award is based on strategic focus targets, with an award adjustment factor ranging from 0.5 (after achieving the minimum threshold performance level) to 2.0 for maximum attainment. Fifty percent of the target award is based on corporate net earnings, subject to potential adjustments for certain significant non-operational charges. A percentage of earnings fund a pool from which awards based on corporate net earnings awards are paid. As earnings increase, the percent of earnings allocated to the pool decreases. Participants receive a share of earnings proportionate to their par award. There is no maximum award for this segment of the program. The Compensation Committee reviews strategic focus targets and corporate earnings attainments. In addition, a special award may be recommended for any participant or non-participant, other than an officer of the Corporation, who has made an extraordinary contribution to the Corporation’s welfare or earnings.

     A copy of the 2005 Annual Management Incentive Program is filed as exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

     On November 4, 2004, the Corporation amended each of the USG Corporation Retirement Plan and the USG Corporation Supplemental Retirement Plan to conform these plans to the terms of the Corporation’s new Key Employee Retention Plan (adopted in May 2004) that removes post-December 31, 2004 Key Employee Retention Plan awards from the respective earnings calculation and determination of benefits under such plans. The amendments to the USG Corporation Retirement Plan and the USG Corporation Supplemental Retirement Plan are filed as exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description
10.1	2005 Annual Management Incentive Program
10.2	Fourth Amendment to USG Corporation Retirement Plan
10.3	Sixth Amendment to USG Corporation Supplemental Retirement Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
/s/ Peter K. Maitland
Date: November 17, 2004	Peter K. Maitland,
Vice President, Compensation, Benefits, & Administration

2

EXHIBIT INDEX

Exhibit No.	Description
10.1	2005 Annual Management Incentive Program
10.2	Fourth Amendment to USG Corporation Retirement Plan
10.3	Sixth Amendment to USG Corporation Supplemental Retirement Plan